THE NORTH COUNTRY EQUITY GROWTH FUND

Ticker:  NCEGX

THE NORTH COUNTRY INTERMEDIATE BOND FUND

Ticker:  NCBDX

each a series of

THE NORTH COUNTRY FUNDS

Prospectus dated March 30, 2012

This Prospectus provides important information about the North Country  Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”) (the “Funds”) that you ought to know before investing. Please read it carefully before investing and retain it for future reference.

An investment in The North Country Funds is not a deposit in or guaranteed by Glens Falls National Bank & Trust Company or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Investment in the Funds involves the possible loss of principal invested.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of the prospectus.  Any representation to the contrary is a criminal offense.

FUND SUMMARY – NORTH COUNTRY EQUITY GROWTH FUND

INVESTMENT OBJECTIVE

The North Country Equity Growth Fund (the “Growth Fund”) seeks to provide investors with long-term   capital appreciation.

FEES AND EXPENSES OF THE FUND

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Fund.

Growth Fund
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Acquired Fund Fees and Expenses	0.01%
Total Annual Operating Expenses	1.10%

Example:  This Example is intended to help you compare the cost of investing in the Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Growth Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year and that the Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost for the Growth Fund would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$112	$350	$606	$1,340

Portfolio Turnover:  The Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Growth Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Growth Fund’s performance.  During the most recent fiscal year, the Growth Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

 The Growth Fund seeks to achieve its investment objective by investing at least 80% of its net assets in a diversified portfolio of equity securities of U.S. companies with mid to large-sized market capitalizations (generally, considered in a range from $2 billion to $200 billion) that North Country Investment Advisers, Inc. (the “Adviser”) believes have demonstrated fundamental investment value and favorable growth prospects. Equity securities include common stocks of domestic and foreign-domiciled companies, preferred stocks, convertible preferred stocks, and American Depository Receipts (“ADRs”).  The Growth Fund focuses primarily on market sectors such as Materials, Health Care, Utilities, Information Technology, Industrials, Consumer Discretionary, Consumer Staples, Financial Services, Energy and Telecommunications.

The Adviser utilizes a "growth" approach to investing and selects portfolio securities based on its analysis of various factors including price/earnings ratios, the strength or potential strength of a company’s competitive position, strength of management, marketing prowess and product development capabilities.

The Adviser will utilize a buy and hold approach, generally maintaining its position in a company’s stock without regard to day-to-day fluctuations in the market. However, the Adviser will frequently re-evaluate portfolio holdings, as it deems necessary, and will typically sell a stock when the reasons for buying or holding it no longer apply, such as a lack of performance, change in business direction, adverse changes in other factors or when the company begins to show deteriorating fundamentals.

PRINCIPAL INVESTMENT RISKS

You could lose money on your investment in the Growth Fund, or the Growth Fund may not perform as well as other possible investments. The net asset value of the Growth Fund’s shares will fluctuate based on the value of the securities held in its portfolio. As with any mutual fund, there can be no guarantee that the investment objective of the Growth Fund will be achieved. An investment in the Growth Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Market Risk. The net asset value of the Growth Fund will fluctuate based on changes in the value of the securities in which the Growth Fund invests. The Fund invests in equity securities (such as stocks), which are generally more volatile and carry more risk than some other forms of investments. The price of equity securities can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  Stock prices in general may decline over short or extended periods of time, lowering the value of the Growth Fund’s investments.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings, by such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.  There is also a risk that the Growth Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Issuer Specific Changes. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer’s securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel.

Manager Risk.  Investment in the Growth Fund involves the risk that the Adviser’s assessment of the growth potential of specific securities may prove incorrect.

Growth Investing Risk. "Growth" stocks can perform differently than the market as a whole and other types of stocks. The prices of growth stocks may increase or decrease significantly in response to unexpected earnings reports or other news about the issuer.

Foreign Securities Risk. Investments in foreign securities face specific risks, which include: reduced availability of information regarding foreign companies that may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements, reduced liquidity, increased market risk due to regional economic and political instability, and the threat of nationalization and expropriation.

PERFORMANCE

The bar chart and table that follow provide some indication of the risks of investing in the Growth Fund by showing changes in the performance of the Growth Fund from year to year and by showing how the Growth Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Please remember that the Growth Fund’s past performance (before and after taxes) is not an indication of how the Growth Fund will perform in the future.

During the periods shown in the bar chart above, the Growth Fund’s best quarterly performance was 14.39% (quarter ended June 30, 2009) and its lowest quarterly performance was -22.59% (quarter ended December 31, 2008).  For the fiscal quarter ended February 29, 2012, the return for the Growth Fund was 9.05%.

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 YEAR	5 YEARS	10 YEARS
Growth Fund
Return before taxes	0.93%	-1.40%	1.68%
Return after taxes on distributions	0.54%	-1.58%	1.57%
Return after taxes on distributions and sale of Fund shares	0.59%	-1.23%	1.42%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%
Lipper Large Cap Core Index	0.09%	-0.60%	2.16%

The after-tax returns in the returns table above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Growth Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, after-tax returns may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

MANAGEMENT

North Country Investment Advisers, Inc. is the Growth Fund’s investment adviser. Michael S. Dier, Senior Vice President of Glens Falls National Bank (“GFNB”) and Chief Investment Officer of GFNB and the Adviser, has served as the Growth Fund’s portfolio manager since inception.

PURCHASE AND SALE OF FUND SHARES

The Growth Fund accepts investments in the following minimum amounts:

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Individual, Sole proprietorship or Joint accounts	$1,000	$100
Corporate, partnership or trust accounts	$1,000	$100
Uniform Gift or Transfer to a Minor Accounts (UGMA, UTMA)	$500	$100
Individual Retirement Accounts (IRA)	$500	$100

You may purchase and redeem shares of the Growth Fund on any day that the New York Stock Exchange is open for trading, by mail (The North Country Equity Growth Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137), by telephone (888-350-2990), or through a financial intermediary.

TAX INFORMATION

The Growth Fund intends to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through an IRA, 401(k) plan or other tax-advantaged investment account. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Growth Fund and its related companies may pay the intermediary for the sale of Growth Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Growth Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

FUND SUMMARY – NORTH COUNTRY INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE

The investment objective of the North Country Intermediate Bond Fund (the “Bond Fund”) is to provide investors with total return based primarily on current income with minimum fluctuation of principal value.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Bond Fund.

Bond Fund
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.39%
Acquired Fund Fees and Expenses	0.01%
Total Annual Operating Expenses	0.90%

Example:  This Example is intended to help you compare the cost of investing in the Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Bond Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year and that the Bond Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost for the Bond Fund would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$92	$287	$498	$1,108

Portfolio Turnover:  The Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Bond Fund’s performance.  During the most recent fiscal year, the Bond Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Bond Fund will invest at least 80% of its net assets plus borrowings in bonds.  The Bond Fund seeks to achieve its investment objective by investing substantially all of its net assets in U.S. dollar denominated investment grade bonds or debt securities. These may include corporate and U.S. government bonds and mortgage-backed securities. Portfolio securities shall be rated within the top four ratings categories by nationally recognized statistical ratings organizations (“NRSROs”) such as Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s Financial Services LLC (“S&P”), when purchased. The Bond Fund intends to maintain an investment portfolio with a dollar-weighted average quality of "A" or better and a dollar-weighted average maturity between 1 and 10 years.

The Bond Fund will invest in corporate bonds without regard to industry or sector based on the Adviser’s analysis of each target security’s structural and repayment features, current pricing and trading opportunities as well as the credit quality of the issuer.

The Adviser may sell an obligation held by the Fund when the reasons for buying or holding it no longer apply. If the rating on an obligation held by the Bond Fund is reduced below the Bond Fund’s ratings requirements, the Adviser will sell the obligation only when it is in the best interests of the Bond Fund’s shareholders to do so.

PRINCIPAL INVESTMENT RISKS

You could lose money on your investment in the Bond Fund, or the Bond Fund may not perform as well as other possible investments. The net asset value of the Bond Fund’s shares will fluctuate based on the value of the securities held in its portfolio. As with any mutual fund, there can be no guarantee that the investment objective of the Bond Fund will be achieved.  An investment in the Bond Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Fixed Income Risks. The market value of each of the Bond Fund’s investments will change in response to changes in interest rates and other factors. In general, the price of a fixed income security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and mortgage securities are generally more sensitive to interest rate changes. The longer the maturity of the security, the greater the impact a change in interest rates generally has on the security’s price.  Also, it is possible that the issuer of a fixed income security held by the Bond Fund may default on the interest and principal payments due to the Bond Fund.  With respect to U.S. government securities, which are securities issued by the U.S. government or one of its agencies or instrumentalities, some, but not all, U.S. government securities are guaranteed as to principal and interest and are backed by the full faith and credit of the federal government.  Other U.S. government securities are backed by the issuer’s right to borrow from the U.S. Treasury, and some are backed only by the credit of the issuing organization.

Mortgage-backed Securities and Prepayment Risk. Certain portfolio securities of the Bond Fund, such as mortgage-backed securities, are subject to the risk of unscheduled prepayments resulting from a decline in interest rates. These prepayments may have to be reinvested at a lower rate of return. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

Manager Risk.  Investment in the Bond Fund involves the risk that the Adviser’s assessment of the performance or value of a specific security may prove incorrect.

Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as S&P and Moody’s. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Bond Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.

PERFORMANCE

The bar chart and table that follow provide some indication of the risks of investing in the Bond Fund by showing changes in the performance of the Bond Fund from year to year and by showing how the Bond Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Please remember that the Bond Fund’s past performance (before and after taxes) is not an indication of the Fund’s future performance.

During the periods shown in the bar chart above, the Bond Fund’s best quarterly performance was 5.19% (quarter ended September 30, 2002) and its lowest quarterly performance was -4.63% (quarter ended September 30, 2008).  For the fiscal quarter ended February 29, 2012, the return for the Bond Fund was 2.67%.

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2011)

	1 YEAR	5 YEARS	10 YEARS
Bond Fund
Return before taxes	4.56%	3.99%	3.95%
Return after taxes on distributions	3.65%	2.72%	2.63%
Return after taxes on distributions and sale of Fund shares (2)	2.95%	2.66%	2.60%
BofA Merrill Lynch 1-10 Year AAA-A US Corporate & Government Index (reflects no deduction for fees, expenses or taxes)	5.85%	5.59%	4.92%
Lipper A Rated Bond Fund Index	7.26%	5.74%	5.31%

The after-tax returns in the returns table above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Bond Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In certain cases, after-tax returns may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

MANAGEMENT

North Country Investment Advisers, Inc. is the Bond Fund’s investment adviser (the “Adviser”).  Peter M. Capozzola, CFA, Vice President of the Adviser, has served as the portfolio manager of the Bond Fund since March 1, 2003.

PURCHASE AND SALE OF FUND SHARES

The Bond Fund accepts investment in the following minimum amounts:

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Individual, Sole proprietorship or Joint accounts	$1,000	$100
Corporate, partnership or trust accounts	$1,000	$100
Uniform Gift or Transfer to a Minor Accounts (UGMA, UTMA)	$500	$100
Individual Retirement Accounts (IRA)	$500	$100

You may purchase and redeem shares of the Bond Fund on any day that the New York Stock Exchange is open, by mail (The North Country Equity Growth Fund, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137), by telephone (888-350-2990), or through a financial intermediary.

TAX INFORMATION

The Bond Fund intends to distribute net investment income and net realized capital gains, if any, to shareholders.  These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through an IRA, 401(k) plan or other tax-advantaged investment account.  If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Bond Fund and its related companies may pay the intermediary for the sale of Bond Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Bond Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

The following discussion provides additional information about the investment strategies and risks of each Fund.  Each Fund’s investment objective is a fundamental policy and cannot be changed without the approval of a majority of a Fund’s outstanding shares.

PRINCIPAL INVESTMENT STRATEGIES

GROWTH FUND

To achieve its investment objective, the Growth Fund invests at least 80% of its net assets in a diversified portfolio of equity securities of U.S. companies with mid to large-sized market capitalizations (generally considered in a range from $2 billion to $200 billion) that have demonstrated fundamental investment value and the potential for long-term growth. The Growth Fund is subject to a formal policy that it will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days’ notice to shareholders. Equity securities include common stocks of domestic and foreign-domiciled companies, preferred stocks, convertible preferred stocks, and American Depository Receipts (“ADRs”).  For liquidity purposes or pending the investment in securities in furtherance of its investment objective, the Fund may invest up to 20% of its net assets in U.S. Government securities, repurchase agreements and high quality short-term debt and money market instruments.

The Adviser selects portfolio securities for investment by the Fund based primarily on its analysis of various factors which influence the issuer’s fundamental investment value and prospects for long-term growth. The Adviser determines the investment value of each portfolio security by screening certain financial indicators such as the price-to-earnings ratio, the return on equity, and cash flow using proprietary quantitative techniques. The Adviser also considers the strength or potential strength of a company’s competitive position, strength of management, marketing prowess and product development capabilities in order to evaluate a company’s growth prospects.

The Growth Fund will not concentrate in any particular industry. The Adviser intends to invest the Growth Fund’s portfolio among numerous industries in companies that have consistent operating histories, strong management teams and favorable growth prospects.

The Growth Fund focuses primarily on market sectors such as Materials, Health Care, Utilities, Information Technology, Industrials, Consumer Discretionary, Consumer Staples, Financial Services, Energy and Telecommunications. The Adviser, in its sole discretion, determines which and to what extent each sector is to be represented in the Growth Fund’s portfolio and will purchase or sell portfolio securities if it believes that a particular sector should or should not be included in the Growth Fund’s investments. However, the extent to which the Adviser invests in any particular sector will be governed, to a large degree, by market conditions.

The Adviser will utilize a buy and hold approach, generally maintaining its position in a company’s stock without regard to day-to-day fluctuations in the market. However, the Adviser will frequently re-evaluate portfolio holdings, as it deems necessary, and will typically sell a stock when the reasons for buying or holding it no longer apply, such as a lack of performance, change in business direction, adverse changes in other factors or when the company begins to show deteriorating fundamentals.

The frequency of the Growth Fund’s portfolio transactions will vary from year to year. Since the Growth Fund’s investment policies emphasize long-term investment in the securities of companies with favorable growth prospects, the Adviser does not anticipate frequent changes in investments and the Growth Fund’s portfolio turnover rate is expected to be relatively low.

BOND FUND

The Bond Fund seeks to provide investors with total return based primarily on current income with minimum fluctuation of principal value. The Bond Fund generally invests substantially all of its net assets, without regard to market sector or industry, in U.S. dollar-denominated investment grade bonds or debt securities issued by corporate entities, the U.S. government, or its agencies or instrumentalities and municipalities. These may include certain mortgage-backed securities. The Bond Fund will invest at least 80% of its net assets plus borrowings in bonds. This policy will not be changed without 60 days’ notice to shareholders.

The Bond Fund uses the BofA Merrill Lynch 1-10 Year AAA-A U.S. Corporate & Government Index  (1) (the “Index”) as a general guide in structuring the Bond Fund and selecting its investments with respect to average quality and maturity and manages the Bond Fund to have interest rate and credit risk characteristics that are similar to that of the Index. Portfolio securities are rated within the top four ratings categories by NRSROs such as Moody’s and S&P when purchased. The Bond Fund intends to maintain an investment portfolio with a dollar-weighted average quality of "A" or better and a dollar-weighted average maturity between 1 and 10 years. In determining a security’s maturity for purposes of calculating the Bond Fund’s average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

In buying and selling portfolio securities for the Bond Fund, the Adviser also considers a security’s structural features such as duration, the amount of any premium or discount, repayment or distribution schedules, and callable dates in the context of current market conditions and short-term trading opportunities. The Adviser may sell an obligation held by the Bond Fund when the reasons for buying or holding it no longer apply. However, the Bond Fund may not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Adviser will consider such reduction in its determination of whether the Bond Fund should continue to hold the security in its portfolio.

NON-PRINCIPAL INVESTMENT STRATEGIES

Temporary Defensive Positions. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments include various short-term instruments. If either Fund takes a temporary defensive position at the wrong time, the position would have an adverse impact on that Fund’s performance. The Fund may not achieve its investment objective when taking such a position. The Funds reserve the right to invest all of their assets in temporary defensive positions.

Active and Frequent Trading.  Each Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.  Frequent and active trading may cause adverse tax consequences for shareholders by increasing the amount of a Fund’s realized capital gains, which in turn may result in increased taxable distributions to shareholders, and by increasing the proportion of the Fund’s realized capital gains that are short-term capital gains, which when distributed are generally taxable to shareholders at ordinary income rates.

(1)   The Fund is neither affiliated with nor endorsed by BofA Merrill Lynch.

Illiquid Securities. Each Fund may invest up to 15% of its respective net assets in illiquid securities. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Securities Lending. Each Fund may lend its portfolio securities to broker-dealers in amounts equaling no more than 33-1/3% of that Fund’s total assets for money management purposes. These transactions will be fully collateralized at all times with cash and/or high quality, short-term debt obligations.

Borrowing. Each Fund may borrow money from banks for temporary or emergency purposes in order to meet redemption requests. The Funds do not use borrowing as a principal investment strategy. To reduce its indebtedness, a Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. In addition, interest paid by a Fund on borrowed funds would decrease the net earnings of the Fund.

Repurchase Agreements. Each Fund may enter into repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that the original seller (a bank or broker-dealer) will buy back the same securities ("collateral") at a predetermined price or yield.

INVESTMENT RISKS

PRINCIPAL INVESTMENT RISKS SPECIFIC TO THE GROWTH FUND AND THE BOND FUND

Investing in Mutual Funds.

 All mutual funds carry a certain amount of risk. You may lose money on your investment in either of the Funds. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved.

Issuer Specific Changes. The value of an individual security can be more volatile, and can perform differently, than the market as a whole.  The price of an individual issuer’s securities can rise or fall dramatically in response to such things as earnings reports, news about the development of a promising product, or the changing of key management personnel.  Lower-quality debt securities tend to be more sensitive to these changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities.

Foreign Securities Risk. Each Fund may invest in the securities of foreign domiciled companies through the purchase of ADRs or the purchase of U.S. dollar denominated foreign securities that are traded in U.S. markets. Investments in foreign securities face specific risks, which include: reduced availability of information regarding foreign companies, foreign companies may be subject to different accounting, auditing and financial standards and to less stringent reporting standards and requirements, reduced liquidity as a result of inadequate trading volume, the difficulty in obtaining or enforcing a judgment abroad, increased market risk due to regional economic and political instability, foreign withholding taxes, the threat of nationalization and expropriation and an increased potential for corrupt business practices in certain foreign countries.

PRINCIPAL INVESTMENT RISKS SPECIFIC TO THE GROWTH FUND

Market Risk.  The net asset value of this Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities (such as stocks), which are more volatile and carry more risk than some other forms of investment. The price of equity securities can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.   Stock prices in general may decline over short or extended periods of time, lowering the value of the Growth Fund’s investments.   Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings, by such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.  There is also a risk that the Growth Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

Manager Risk. Investment in the Fund involves the risk that the Adviser’s assessment of the growth potential of specific securities may prove incorrect.

Growth Investing Risk. "Growth" stocks can perform differently than the market as a whole and other types of stocks. The prices of growth stocks may increase or decrease significantly in response to unexpected earnings reports or other news about the issuer.

PRINCIPAL INVESTMENT RISKS SPECIFIC TO THE BOND FUND

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security will fall when interest rates rise and will rise when interest rates fall. Securities with longer maturities and mortgage securities are generally more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates generally has on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) may be purchased by the Bond Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Credit Rating Agency Risk. Credit ratings are determined by credit rating agencies such as S&P, and Moody’s. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Bond Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.  For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events.

Extension Risk. The Bond Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Bond Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Mortgage-Backed Securities and Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments may have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Bond Fund.

At times, some of the mortgage-backed securities in which the Bond Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Bond Fund to experience a loss equal to any unamortized premium.

In addition, the value of mortgage-backed securities will be influenced by the factors affecting the housing market and the mortgages underlying such securities. As a result, during periods of difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid.

NON-PRINCIPAL INVESTMENT RISKS SPECIFIC TO THE GROWTH FUND AND BOND FUND

Illiquid Securities Risk. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets.

Securities Lending Risk.  Securities lending transactions involve risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the securities lent. In the event the original borrower defaults on its obligation to return lent securities, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, a Fund would suffer a loss and you could lose money on your investment.

Borrowing Risk. If a Fund borrows money, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so in order to reduce its indebtedness. In addition, interest paid by a Fund on borrowed funds would decrease the net earnings of the Fund.

Repurchase Agreement Risk. Repurchase agreements involve certain risks not associated with direct    investments in securities. In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral, which could involve costs or delays. To the extent proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

PORTFOLIO HOLDINGS.  The Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities holdings are available in the Statement of Additional Information, which may be requested free of charge by calling (888) 350-2990.

MANAGEMENT

The business of the Funds is managed under the direction of the Board of Trustees (the "Board") of the Trust.  The Board formulates the general policies of each Fund and meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Funds.

THE ADVISER

The Adviser has been retained under an Investment Advisory Agreement with The North Country Funds (the “Trust”), on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board. The Adviser is registered as an investment adviser with the SEC. The Adviser’s principal office is located at 250 Glen Street, Glens Falls, New York 12801.

The Adviser is a wholly-owned subsidiary of Glens Falls National Bank & Trust Company ("GFNB"), the adviser to the GFNB Special Equity Fund #1 and GFNB Special Fixed Income Fund #1 ("Predecessor Funds"), the collective investment trusts sponsored by GFNB that were converted into the Growth Fund and Bond Fund, respectively. Founded in 1851, GFNB is a nationally-chartered commercial bank headquartered in Glens Falls, New York, which provides a wide variety of banking and advisory services to private clients and retirement plans. As of December 31, 2011, GFNB provides personal, corporate and institutional banking, investment management and custodial services for accounts having an aggregate market value in excess of $908 million under active management through its Trust and Investment Division.

Under the terms of the Investment Advisory Agreement between the Trust and the Adviser, the Adviser conducts investment research and management for each Fund and is responsible for the purchase and sale of securities for each Fund’s portfolio.  The Adviser provides each Fund with investment advice, supervises each Fund’s management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of each Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement of the Funds is available in the Funds’ most recent semi-annual report to shareholders for the period ended May 31.

PORTFOLIO MANAGERS

Michael S. Dier is the portfolio manager of the Growth Fund and, until March 1, 2003, was the portfolio manager of the Bond Fund. Mr. Dier, President of the Adviser, is also a Senior Vice President and Trust and Investment Group Head of GFNB and serves as the Chief Investment Officer of GFNB and the Adviser. Mr. Dier is primarily responsible for the management and day-to-day implementation of the Growth Fund’s investment strategies. Mr. Dier has served as portfolio manager for the Predecessor Funds, as well as for many investment-sensitive, individually managed accounts for retirement plans, foundations and not-for-profit organizations, and individuals of high net worth. He serves on the Investment Policy Committee of both GFNB and the Adviser.

Mr. Dier joined the Investment Department of GFNB in 1989 after working previously as a portfolio manager for growth and bond funds in the bank trust department of a competing financial institution. Mr. Dier holds a Bachelor’s degree in Economics from Hobart College and is also a graduate of the New York State Bankers Association Trust Investment School.

Peter M. Capozzola, CFA is the portfolio manager of the Bond Fund. Mr. Capozzola has been employed as a Portfolio Manager with GFNB since August 2002, and is a Vice President and Investment Department Manager of GFNB managing investments for individuals, trusts, endowments, foundations and pension plans, and is Vice President of the Adviser. Since March 1, 2003, Mr. Capozzola has been primarily responsible for the management and day-to-day implementation of the Bond Fund’s investment strategies.  He serves on the Investment Policy Committee of both GFNB and the Adviser.

Prior to joining GFNB, Mr. Capozzola served as the Compliance Officer and Comptroller at another trust company. Mr. Capozzola received a Bachelor of Arts degree in Business Economics from the State University of New York at Oneonta and earned an MBA in Investment and Portfolio Management from the Lubin Graduate School of Pace University in New York City. Mr. Capozzola also holds the Chartered Financial Analyst (CFA) designation awarded by the CFA Institute.

ADVISORY FEE

In consideration for the services rendered by the Adviser, the Funds paid the Adviser as follows:

                             Percentage of average daily net

                             assets for the fiscal year ended

11/30/11

Growth Fund……………………

  0.75%

Bond Fund………………………

  0.50%

The Statement of Additional Information provides information about the portfolio managers’ compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares in each Fund he manages.

ADMINISTRATOR and TRANSFER AGENT

The Funds’ administrator and transfer agent is Gemini Fund Services, LLC ("GFS" or the "Administrator" or "Transfer Agent"), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788. GFS is primarily in the business of providing administrative, fund accounting and transfer agency services to retail and institutional mutual funds.

GFS provides administrative, executive and regulatory services to each Fund. It supervises the preparation of each Fund’s tax returns and coordinates the preparation of reports to and filings with the SEC and various state securities authorities, subject to the supervision of the Trust’s Board of Trustees. GFS’ transfer agency service is located at 4020 South 147th Street, Suite 2, Omaha, NE 68137.

DISTRIBUTOR

Northern Lights Distributors, LLC ("the Distributor"), an affiliate of GFS, has entered into a distribution agreement with the Trust to serve as the principal underwriter for each Fund and the distributor for each Fund’s shares. The Distributor is located at 4020 South 147th Street, Omaha, NE 68137.

YOUR ACCOUNT

TYPES OF ACCOUNTS

If you are making an initial investment in a Fund, you will need to open an account. You may establish the following types of accounts:

Individual, Sole Proprietorship and Joint Accounts. Individual and sole proprietorship accounts are owned by one person; joint accounts can have two or more owners. All owners of the joint account must sign written instructions to purchase or redeem shares or to change account information exactly as their names appear on the account. If you elect telephone privileges, however, redemption requests by telephone may be made by any one of the joint account owners.

Uniform Gift or Transfer to Minor Accounts (UGMA, UTMA). Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act.

These custodial accounts provide a way to give money to a child and obtain tax benefits. To open a UGMA or UTMA account, you must include the minor’s social security number on the application and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

Corporate and Partnership Accounts. To open a corporate or partnership account, or to send instructions to the Fund, the following documents are required:

•

For corporations, a corporate resolution signed by an authorized person with a signature guarantee.

•

For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.

•

An authorized officer of the corporation or other legal entity must sign the application.

Trust Accounts. The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust and provide a certification of trust, or the pages from the trust document that identify the trustee(s).

Retirement Accounts. Each Fund offers IRA accounts, including traditional IRA, Roth IRA, Rollover IRA, Education IRA, SIMPLE IRA, SEP IRA and Keogh accounts. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

HOW TO OPEN AN ACCOUNT AND PURCHASE SHARES

Once you have chosen the type of account and the Funds in which you wish to invest, you are ready to establish an account.

Anti-Money Laundering and Customer Identification Programs

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  When completing a new account application form, we will ask for your name, address, date of birth, social security number/Tax ID number and other information that will allow us to identify you.  We may also ask to see other identifying documents. Until you provide the information or documents we need, we may not be able to open an account or effect any additional transactions for you.

When opening an account for a foreign business, enterprise or a non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise.

General Information

     The Funds do not issue share certificates. You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

     During unusual market conditions, a Fund may temporarily suspend or discontinue any service or privilege.

Minimum Initial Purchases:

     Each Fund accepts investments in the following minimum amounts:

Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Individual, Sole proprietorship or Joint accounts	$1,000	$100
Corporate, partnership or trust accounts	$1,000	$100
Uniform Gift or Transfer to a Minor Accounts (UGMA, UTMA)	$500	$100
Individual Retirement Accounts (IRA)	$500	$100

The Trust or Adviser may waive or lower these minimums in certain cases. You must complete and sign an application for each type of account you open with each Fund.

Method of Purchase

By Mail

You may open an account by mailing a completed and signed account application, together with a check, to:

                    The North Country Funds

                    c/o Gemini Fund  Services, LLC

                    4020 South 147th Street, Suite 2

                    Omaha, NE  68137

By Telephone

Once an account has been established, you may purchase additional shares by telephone, by calling (888) 350-2990.

By Wire

After you have obtained an account number, you may purchase shares of a Fund by wiring federal funds. Please call the Fund at (888) 350-2990 to receive wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds by wire.  The Fund will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plans

You may invest a specified amount of money in a Fund once or twice a month or once quarterly on specified dates. These payments are taken from your bank account by automated clearinghouse ("ACH") payment.

To open an Automatic Investment Plan account, call or write to us to request an "Automatic Investment" form. Complete and sign the form, and return it to us along with a voided check for the bank account from which payments will be made.

Transactions Through Third Parties

If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Funds. Banks, brokers, retirement plans and financial advisors may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

How to Pay for Your Purchase of Shares

     You may purchase shares of a Fund by check, ACH, or wire. All payments must be in U.S. dollars.

Checks. All checks must be drawn on U.S. banks and made payable to "North Country Funds". No other method of check payment is acceptable (for instance, you may not pay by traveler’s check).

ACH Payments. Instruct your financial institution to make an ACH payment to us. These payments typically take two days. Your financial institution may charge you a fee for this service.

Wires. Call the Fund at (888) 350-2990 to receive wiring instructions and to notify the Fund that a wire transfer is coming.   Your financial institution may charge you a fee for this service.

Limitations on Purchases

The Trust reserves the right to refuse any purchase request, particularly requests that could adversely affect a Fund or its operations. This includes those from any individual or group who, in the Trust’s view, is likely to engage in excessive trading.  Trading is generally considered excessive if a substantive exchange or redemption occurs within 30 days of the purchase of Fund shares.  Please see the Trust’s policy on frequent purchases and redemptions of Fund shares in the Section entitled How to Sell (Redeem) Shares.

Canceled or Failed Payments

The Trust accepts checks and ACH transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund whose shares you are purchasing or the Transfer Agent and the Fund may redeem other shares you own in the account as reimbursement. If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared. This could take up to 15 calendar days from the purchase date. Each Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment. If we cancel your purchase due to non-payment, you will be responsible for any loss the relevant Fund incurs. We will not accept cash or third-party checks for the purchase of shares.

HOW TO SELL (REDEEM) SHARES

You have the right to sell ("redeem") all or any part of your shares subject to certain restrictions.  Shares may be purchased by electronic bank transfer, by check, or by wire.  You may receive redemption proceeds by electronic bank transfer or by check.  Selling your shares in a Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the net asset value next computed following receipt of your completed redemption request as described below. See "Redemption Procedures" below.  In an effort to mitigate the risk of identity theft, the Funds will not permit redemption proceeds to be paid to someone other than the registered owner of the account.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. We will generally send your redemption to you within seven days after we receive your redemption request. During unusual market conditions, a Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the Federal securities laws. If you purchase your shares by check, a Fund may delay sending the proceeds from your redemption request until your check has cleared. This could take up to 15 calendar days from the date of purchase.

Neither Fund can accept requests that specify a certain date for redemption or which specify any other special conditions. Please call (888) 350-2990 for further information. We will not process your mailed redemption request if it is not in proper form ("Redemption Procedures"). However, we will notify you if your redemption request is not in proper form.

Redemption Procedures

By Mail

To redeem shares by mail, prepare a written request in proper form which must include:

•

Your name(s) and signature(s);

•

The name of the Fund, and your account number;

•

The dollar amount or number of shares you want to redeem;

•

How and where to send your proceeds;

•

A Medallion Signature Guarantee, if required (see "Signature Guarantee Requirements" below); and

•

Any other legal documents required for redemption requests by corporations, partnerships or trusts.

Mail your request and documentation to:

           The North Country Funds

           c/o Gemini Fund  Services, LLC

           4020 South 147th Street, Suite 2

           Omaha, NE 68137

By Wire

You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form. A $15 fee will be charged to send the redemption proceeds by wire.

     Wire requests are only available if your redemption is for $10,000 or more.

To request a wire redemption, mail or call us with your request (See "By Mail"). If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges.

By Telephone

     We accept redemption requests by telephone only if you have elected telephone redemption privileges on your account application or a separate form.

To redeem shares by telephone, call us with your request. You will need to provide your account number and the exact name(s) in which the account is registered. We may also require a password or additional forms of identification.

Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges - See "By Wire" above)

Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. Neither the Funds nor the Transfer Agent will be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller’s identity.

Automatic Redemption

If you own shares of a Fund with an aggregated value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments are sent from your account to a designated bank account in your name by ACH payment. Automatic requests must be for at least $100.

To set up periodic redemptions automatically, call or write us for an "Automatic Redemption" form. You should complete the form and mail it to us with a voided check for the account into which you would like the redemption proceeds deposited.

Medallion Signature Guarantee Requirements

To protect you and the Trust against fraud, signatures on certain requests must have a "Medallion Signature Guarantee." A Medallion Signature Guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but NOT from a notary public.

 For requests made in writing a Medallion Signature Guarantee is required for any of the following:

•

Redemption of over $50,000 worth of shares;

•

Changes to a record name or address of an account;

•

Redemption from an account for which the address or account registration has changed within the last 30 days;

•

Sending proceeds to any address, brokerage firm or bank account that is in your name, but not in our records;

•

Changes to automatic investment or redemption programs, distribution options, telephone or wire redemption privileges or any other election in connection with your account.

Small Accounts

If the value of your account falls below $500 ($250 for UGMA and IRA accounts), a Fund may ask you to increase your balance. If the account value is still below $500 after 30 days, the Fund may close your account and send you the proceeds. The Funds will not close your account if it falls below $500 solely as a result of a reduction in your account’s market value.

Redemption in Kind

The Trust reserves the right to make redemptions "in kind" --- payment of redemption proceeds in portfolio securities rather than cash --- if the amount requested is large enough to affect Fund operations (for example, if the amount of the redemption is the greater of $250,000 or 1% of a Fund’s net assets). To the extent that a shareholder receives his or her proceeds "in kind," the shareholder will bear the market risk associated with those portfolio securities until they are converted to cash and the shareholder will bear the brokerage costs to convert those securities to cash.

Transferring Registration

To transfer the registration of your shares in a Fund to another owner, please contact the Transfer Agent at (888) 350-2990 for specific information concerning required documentation.

Lost Accounts

The Transfer Agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent is able to determine your new address. When an account is "lost," all distributions on the account will be reinvested in additional shares of the Fund in which such lost account is invested. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

How to Contact the Funds

     For more information about each Fund or your account, you may write to us at:

The North Country Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

     Or you may call us toll free at (888) 350-2990.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund’s investments, and increase brokerage and administrative costs. The Funds’ Board of Trustees has adopted a Market Timing and Exchange Policy (the “Policy”) to monitor frequent purchases and redemptions by Fund shareholders in an attempt to detect and  discourage market timing. The Funds may reject purchase orders or temporarily or permanently revoke exchange privileges if there is reason to believe that an investor is engaging in market timing activities.

To prevent disruption in the management of the Funds, excessive trading or exchange activity is limited.  Generally, trading or exchange activity is considered excessive if a substantive exchange or redemption occurs within 30 days of purchase. An investor’s exchange privilege or right to purchase additional shares may be revoked if the redemption or exchange activity is considered excessive.  The Trust may accept purchases or exchanges in excess of Policy guidelines if it believes that granting such exceptions is in the best interest of the Fund and the purchase or exchange is not part of a market timing strategy. Exceptions to the Policy must be approved by authorized persons, noted and maintained on a master exception log and reported to the Board of Trustees quarterly.

The Funds will apply their policies and procedures uniformly to all Fund shareholders. Although the Funds intend to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing.  However, the Funds will work with brokers and other financial intermediaries that sell shares of the Funds, including those maintaining omnibus accounts with the Funds, to identify market timing transactions and enforce the Funds’ Market Timing and Exchange Policy.

It is a violation of Policy for an officer or Trustee of the Trust to knowingly facilitate a mutual fund purchase or exchange where the shareholder executing the transaction is engaged in any activity which violates the terms of the Trust’s Prospectus or Statement of Additional Information, and/or is considered not to be in the best interests of either Fund or its other shareholders.

We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

WHEN AND HOW NAV IS DETERMINED

     The price per share of each Fund is known as the "net asset value" per share ("NAV").

Each Fund’s NAV is determined at the close of trading (generally 4:00p.m.) (“Valuation Time”) on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is closed for business on most national holidays and on Good Friday. We will price your order at the NAV next calculated after the Fund receives your order in proper form. A Fund’s NAV may be calculated earlier, however, if trading on the NYSE is restricted or as permitted by the SEC.  Only purchase, exchange or redemption orders accepted by a Fund or a financial intermediary, which has entered into agreements with a Fund’s distributor, before the Valuation Time will be effective at that day’s price. If you purchase shares through a financial intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your financial intermediary regarding purchases, exchanges and redemptions. If a financial intermediary holds your shares, it is the responsibility of the financial intermediary to send your purchase, exchange or redemption order to a Fund. Your financial intermediary may have an earlier cut-off time for purchase, exchange or redemption orders.

If a security or securities that a Fund owns are traded when the NYSE is closed (for example, in an after-hours market) the value of the Fund’s assets may be affected on days when that Fund is not open for business. In addition, trading in some of a Fund’s assets may not occur on days when the Fund is open for business. Each Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

Fund portfolio securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ Official Closing Price (NOCP).   Investments for which no sales are reported are value at their last bid price. Certain short-term securities are valued on the basis of amortized cost.

If a security does not have a readily available market quotation, the Funds value the security based on fair value, as determined in good faith in accordance with the guidelines established by the Funds’ Board.  The types of securities for which fair value pricing is required include, but are not limited to:

•

Securities for which market quotations are insufficient or not readily available at the Valuation Time on a particular Business Day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

•

Securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the absence of current sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;

•

Securities determined to be illiquid; and

•

Securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV.

Fair value pricing should result in a more accurate determination of a Fund’s NAV, which should eliminate the potential for arbitrage in a Fund. However, valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.  The Adviser makes such determinations under the supervision of the Board, in good faith, in accordance with procedures adopted by the Board.  There is no assurance that a Fund will obtain the fair value assigned to a security if it were to sell such security while it is fair valued.

DISTRIBUTIONS

Each Fund distributes its net investment income, such as dividends from stocks and interest from bonds and other debt securities, and its net realized capital gains, for example when it sells securities for a higher price than it paid, to shareholders. Net short-term capital gains are treated as ordinary income, for U.S. federal income tax purposes, when distributed to shareholders.

The Growth Fund intends to distribute dividends of net investment income, if any, on an annual basis. The Bond Fund intends to distribute dividends of net investment income on a monthly basis. Each Fund will distribute net realized capital gains, if any, annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Holders become entitled to receive distributions on the day after the shares are reflected on the books of the transfer agent.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to a Fund as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

 Long-term vs. Short-term capital gains:

• Long-term capital gains are realized on securities held by the Fund for more than one year.

• Short-term capital gains are realized on securities held by the Fund for one year or less.

FEDERAL TAX CONSIDERATIONS

Your investment may have tax consequences that you should consider. Some of the more common federal tax consequences are described here but you should consult your tax advisor about your particular situation. Although it is not an investment objective, each Fund’s Adviser will attempt to take into account the tax consequences of its investment decisions. However, there may be occasions when the Adviser’s investment decisions will result in a negative tax consequence for a Fund’s shareholders.

Taxes on Distributions. Each Fund operates in a manner such that the Fund itself will not be liable for Federal income or excise tax. However, distributions to you, whether received in cash or reinvested in additional shares of a Fund, may be subject to Federal, state and local tax. Distributions of net investment income are generally taxable to you as ordinary income.  Taxes on distributions of capital gains are determined by how long each Fund owns or is considered to have owned the investments that generated them, rather than how long you have owned your shares.  Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains.  Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.  For taxable years beginning before January 1, 2013, properly reported  distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains provided that both you and the Fund meet certain holding period and other requirements.  The “qualified dividend income” provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts.  Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by the Fund, and net capital gains recognized on the sale, exchange or redemption of shares of the Fund.  Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Early in each calendar year, each Fund will mail to you reports containing information about that Fund’s distributions during the previous year. Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

Taxes on Sales, Exchanges and Redemptions of Shares.  A sale, exchange or redemption of your Fund shares is a taxable event.  Any gain resulting from a sale, exchange or redemption of your Fund shares  will generally be subject to tax as either long-term or short-term capital gain, depending upon the length of time you owned the shares.   Any loss from the sale, exchange or redemption of your Fund shares is generally treated as either long-term or short-term capital loss, depending upon the length of time you owned the shares.

Upon the sale, exchange or redemption of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed on your Consolidated Form 1099.  This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012.  Please contact the Funds at 888-350-2990 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method.  Please consult your tax advisor to determine which available cost basis method is best for you.

Buying a Dividend. All distributions reduce the net asset value of a Fund’s shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of a Fund shortly before a distribution. If you purchase shortly before a distribution, you will pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

Tax Withholding. Each Fund may be required to withhold U.S. Federal income tax from all taxable distributions and from redemption proceeds payable to shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.   The backup withholding rate is 28% for amounts paid through 2012.  This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.  Any such withheld amounts may be credited against the shareholder’s U.S. Federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of each Fund’s operations presented. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by the Funds’ Independent Registered Public  Accounting Firm, Cohen Fund Audit Services, Ltd., whose report, along with the Funds’ financial statements, is incorporated by reference in the SAI, which is available upon request.

To the extent the Funds invest in other mutual funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below.

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 9.79	$ 9.37	$ 7.80	$ 12.58	$ 11.39

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.11	0.08	0.10	0.09	0.09
Net realized and unrealized gains (losses)
on investments	0.47	0.43	1.55	(4.77)	1.10
Total from investment operations	0.58	0.51	1.65	(4.68)	1.19

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.20)	(0.09)	(0.08)	(0.10)	0.00
Total distributions	(0.20)	(0.09)	(0.08)	(0.10)	0.00

Net asset value, end of period	$ 10.17	$ 9.79	$ 9.37	$ 7.80	$ 12.58

Total return (2)	5.94%	5.50%	21.41%	(37.51)%	10.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$ 85,684	$ 85,956	$ 113,087	$ 92,428	$ 129,733
Ratios to average net assets:
Expenses, before reimbursement/recapture	1.09%	1.06%	1.06%	1.04%	1.03%
Expenses, net of reimbursement/recapture	1.09%	1.06%	1.06%	1.04%	1.06%	(3)
Net investment income,
before reimbursement/recapture	1.03%	0.84%	1.20%	0.85%	0.79%
Net investment income,
net of reimbursement/recapture	1.03%	0.84%	1.20%	0.85%	0.77%	(3)
Portfolio turnover rate	63%	69%	23%	11%	27%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the year ended November 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 10.31	$ 10.06	$ 9.41	$ 10.17	$ 10.18

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (1)	0.26	0.31	0.35	0.41	0.44
Net realized and unrealized gains (losses)
on investments	(0.07)	0.25	0.65	(0.76)	(0.01)
Total from investment operations	0.19	0.56	1.00	(0.35)	0.43

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.26)	(0.31)	(0.35)	(0.41)	(0.44)
Total distributions	(0.26)	(0.31)	(0.35)	(0.41)	(0.44)

Net asset value, end of period	$ 10.24	$ 10.31	$ 10.06	$ 9.41	$ 10.17

Total return (2)	1.90%	5.65%	10.84%	(3.59)%	4.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$ 59,797	$ 77,457	$ 98,715	$ 82,001	$ 81,970
Ratios to average net assets:
Expenses	0.89%	0.83%	0.82%	0.82%	0.83%
Net investment income	2.55%	3.04%	3.62%	4.11%	4.38%
Portfolio turnover rate	32%	55%	36%	27%	31%
__________________
(1) Net investment income per share is based on average shares outstanding during the period.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

EXCHANGE PRIVILEGE

You may exchange your shares in either Fund for shares of the other Fund at no charge. Be advised that exercising this privilege is really two transactions: a sale of shares in one Fund and the purchase of shares in another. Therefore, exchanges will typically have certain tax consequences and you could realize short- or long-term capital gains or losses. Exchanges are generally made only between identically registered accounts unless you send written instructions with a signature guarantee requesting otherwise.

Call (888)350-2990 to learn more about exercising your exchange privilege.

COUNSEL AND INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by Ropes & Gray LLP, One Metro Center, 700 12th St., Suite 900, NW, Washington, D.C. 20005-3948. Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as Independent Registered Public Accounting Firm for the Trust.

ORGANIZATION

Each Fund has been organized as a series of The North Country Funds, a Massachusetts business trust formed on June 1, 2000 and registered with the SEC as an open-end, management investment company on September 11, 2000. The shares of The North Country Funds may be offered in series in addition to the Growth Fund and the Bond Fund. Each series has, and each future series will have, its own investment objective, policies and investment restrictions and is designed to meet different investment needs.

It is not intended that either Fund will hold meetings of its shareholders except when required by Federal or Massachusetts state law. All shareholders of each Fund are entitled to vote at shareholders’ meetings. From time to time, large shareholders may control a Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

The Growth Fund and the Bond Fund were initially organized under New York law as a Collective Investment Trust and a fixed income portfolio of a Collective Investment Trust, respectively, sponsored by Glens Falls National Bank & Trust Company.  The Collective Investment Trust commenced operations on March 26, 1984 and the fixed-income portfolio of the Collective Investment Trust commenced investment operations on October 28, 1985.  Participation in the Collective Investment Trust was limited to qualified employee benefit plans such as retirement accounts and pension trusts. Upon the commencement of operations on March 1, 2001, the Collective Investment Trust was converted into a series of The North Country Funds, thereby becoming subject to the regulation of the SEC.

FOR MORE INFORMATION

LEGAL COUNSEL

            Ropes & Gray LLP

One Metro Center

700 12th St., NW, Suite 900

Washington D.C.  20005-3948

INDEPENDENT REGISTERED

Cohen Fund Audit Services, Ltd.

PUBLIC ACCOUNTING FIRM                 800 Westpoint Parkway, Suite 1100

Westlake, Ohio  44145

ADMINISTRATOR AND

Gemini Fund Services, LLC

FUND ACCOUNTANT

450 Wireless Blvd.

Hauppauge, New York 11788

TRANSFER AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

Bank of New York Mellon

One Wall Street, 25th Floor

New York, NY 10286

As of the date of this Prospectus, the Funds do not have an Internet Website. The following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS. Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI provides more detailed information about each Fund and is incorporated by reference into this Prospectus.

You may obtain free copies of the Funds’ annual and semi-annual reports and the SAI, request other information, and discuss your questions about the Funds by contacting the Funds at:

THE NORTH COUNTRY FUNDS

C/O GEMINI FUND SERVICES, LLC

4020 SOUTH 147TH STREET, SUITE 2, OMAHA, NE  68137

(888) 350-2990 (toll-free)

You may review and obtain copies of The North Country Funds information (including the SAIs) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File Number: 811-10123

THE NORTH COUNTRY FUNDS

450 Wireless Blvd.  Hauppauge, New York 11788

(631) 470-2600

NORTH COUNTRY EQUITY GROWTH FUND

Ticker:  NCEGX

NORTH COUNTRY INTERMEDIATE BOND FUND

Ticker:  NCBDX

Statement of Additional Information

March 30, 2012

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the North Country Funds’ Prospectus dated March 30, 2012. A copy of the Prospectus may be obtained by sending your request in writing to Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137 or by calling toll free at (888) 350-2990.

ORGANIZATION

The North Country Equity Growth Fund (the "Growth Fund") and The North Country Intermediate Bond Fund (the "Bond Fund"), collectively the "Funds", are each a series of The North Country Funds (the "Trust"), a business trust organized pursuant to a Declaration of Trust under the laws of the State of Massachusetts on June 1, 2000. The Trust’s principal office is located at c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, New York 11788.

The Growth Fund and the Bond Fund were initially organized as Collective Investment Trusts sponsored by the Glens Falls National Bank & Trust Company on March 26, 1984 under New York law and the regulations of the United States Comptroller of the Currency. The Funds commenced operations as mutual funds regulated by the Securities and Exchange Commission (“SEC”) on March 1, 2001. Prior to their conversion into separate series of a registered investment company, investor participation in the Collective Investment Trusts was limited to qualified employee benefit plans, such as pension, profit sharing and 401(k) plans.

The Trust is a diversified, open-end management investment company. It is not intended that either Fund will hold meetings of its shareholders except when required by Federal or Massachusetts state law. All shareholders of each Fund are entitled to vote at shareholders’ meetings. From time to time, large shareholders may control a Fund.

The Board of Trustees may establish additional funds (with different investment objectives and fundamental policies) and additional classes of shares at any time in the future. Establishment and offering of additional funds will not alter the rights of the Funds’ shareholders. Shares do not have preemptive rights or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the assets of the Fund.

North Country Investment Advisers, Inc. (the “Adviser”) has been retained under an Investment Advisory Agreement with the Trust, on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board of Trustees (see section entitled “Investment Advisory and Other Services” for more information).

INVESTMENT OBJECTIVES AND STRATEGIES

The following discussion describes the investment objective and principal investment strategies of each Fund. Each investment objective is a fundamental policy and cannot be changed without the approval of a majority of each Fund’s outstanding shares. As with any mutual fund, there can be no guarantee that the investment objective of a Fund will be achieved.

THE GROWTH FUND

The Growth Fund seeks to provide investors with long-term capital appreciation. The Growth Fund seeks to achieve its investment objective by investing at least 80% of the Growth Fund’s net assets in a diversified portfolio of equity securities of U.S. companies with mid to large-sized market capitalization that the Adviser believes have demonstrated fundamental investment value and favorable growth prospects. The Growth Fund may utilize certain derivatives for hedging purposes or to remain fully invested.

The Adviser utilizes a "growth" approach to investing and selects portfolio securities based on its analysis of various factors including, price/earnings ratios, the strength or potential strength of a company’s competitive position, strength of management, marketing prowess and product development capabilities.  Portfolio securities may be sold as a result of various factors such as lack of performance, change in business direction, or adverse changes in other factors that were the basis for their purchase.

THE BOND FUND

The investment objective of the Bond Fund is to provide investors with current income and total return with minimum fluctuation of principal value. The Bond Fund seeks to achieve its investment objective by investing substantially all of its net assets in U.S. dollar denominated investment grade bonds or debt securities. These may include corporate and U.S. government bonds and mortgage-backed securities. Portfolio securities, when purchased by the Bond Fund, shall be rated within the top four ratings categories by nationally recognized statistical ratings organizations such as Moody’s and Standard & Poor’s. The Bond Fund intends to maintain an investment portfolio with a dollar-weighted average quality of "A" or better and an average dollar-weighted maturity between 1 and 10 years.

The Bond Fund will invest in corporate bonds without regard to industry or sector based on the Adviser’s analysis of each target security’s structural and repayment features, current pricing and trading opportunities as well as the credit quality of the issuer.

If the rating on an obligation held by the Bond Fund is reduced below the Bond Fund’s ratings requirements, the Adviser will sell the obligation only when it is in the best interests of the Bond Fund’s shareholders to do so.

INVESTMENT POLICIES, RISKS AND RESTRICTIONS

INVESTING IN MUTUAL FUNDS

All mutual funds carry a certain amount of risk. You may lose money on your investment in either Fund. The following describes investment policies, risks and restrictions that are particular to each Fund as a result of each Fund’s specific investment objective and strategies. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, neither Fund can give any assurance that its investment objective will be achieved.

ILLIQUID SECURITIES

No Fund may invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Adviser will monitor the amount of illiquid securities in each Fund’s portfolio, under the supervision of the Trust’s Board of Trustees, to ensure compliance with each Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of each Fund’s portfolio securities and the Funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Adviser, acting on written guidelines set by the Trust’s Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with respect to up to 10% of the value of the Fund’s total assets. A repurchase agreement involves the purchase by a Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Funds’ custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of a Fund’s collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), that Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest). Repurchase agreements may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase.

SECURITIES LOANS

Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets for money management purposes, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to a lender-Fund an amount equal to any dividends or interest received on securities loaned. Each Fund retains all or a portion of the interest received on the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable that Fund to exercise voting rights on any matters materially affecting the investment. The Funds may also call such loans in order to sell the securities.

BORROWING MONEY

 Each Fund may borrow money from banks as a temporary measure for emergency purposes, or to facilitate redemption requests. Each Fund may borrow up to one-third of its total assets. The use of leverage involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of each Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing is generally fixed, the net asset value per share of each Fund tends to increase more when its portfolio assets decrease in value than would otherwise occur if the Fund did not borrow funds. Interest costs on borrowings, however, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

INVESTMENTS IN FOREIGN SECURITIES

Foreign securities and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve a risk of local, political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, or other government intervention. There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

American Depository Receipts (ADRs), as well as other "hybrid" forms of ADRs, including European Depository Receipts (EDRs) and Global Depository Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Foreign investments may be subject to foreign withholding or other taxes on income and gains with respect to such investments, which will reduce a Fund’s yield.

INVESTMENT COMPANY SECURITIES

A Fund may acquire the securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and consistent with its investment objective and strategies. Unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof, the 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.  A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

INVESTMENT POLICIES SPECIFIC TO THE GROWTH FUND

The Growth Fund is subject to the general risks and considerations associated with equity investing as well as additional risks and restrictions discussed herein.

EQUITY INVESTING GENERALLY

An investment in the Growth Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. A decline in the general market value of the equity securities held by the Fund may result in an adverse effect on the value of your investment. There can be no assurances that the Fund will be able to absorb (without significant loss of a portion of your investment) the potentially negative effects of such market decline.

STOCK MARKET VOLATILITY

Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Growth Fund is subject to the general risk that the value of the Fund’s investments may decline if the stock markets perform poorly. There is a risk that the Fund’s investments will underperform either the securities markets generally or particular segments of the securities markets.

COMMON STOCK

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

PREFERRED STOCK

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Growth Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

CONVERTIBLE SECURITIES

Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Growth Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile.  Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not.  The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Growth Fund’s entire investment therein).

STANDARD & POOR’S DEPOSITORY RECEIPTS

The Growth Fund may invest in Standard & Poor’s Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment company sponsored by a wholly-owned subsidiary of the American Stock Exchange, LLC, which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component common stocks of the Standard & Poor’s 500 Stock Index (the "S&P 500 Index") or the Dow Jones Industrial Average (the “DJIA”). SPDRs are listed on the NYSE ARCA Exchange (the "Exchange") and traded in the secondary market on a per-SPDR basis.

SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index or the DJIA. The value of SPDRs are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market.

Investments in SPDRs involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs invested in by the Growth Fund.  Moreover, the Growth Fund’s investment in SPDRs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond. For example, replicating and maintaining price and yield performance of an index may be problematic for the Growth Fund due to transaction costs and other expenses. Additionally, the respective investment company’s may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances such as discrepancies between the investment company and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and the investment company. Under these type circumstances, the value of the SPDRs held by the Growth Fund will have a negative impact on the net asset value of the Fund.

DERIVATIVES

CALL OPTIONS

A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security (or a cash amount equal to the value of the index) against payment of the exercise price during the option period.

PUT OPTIONS

A put option gives its purchaser, in return for a premium, the right to sell the underlying security (or index) at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation to buy the underlying security (or receive a cash amount equal to the value of the index), upon exercise at the exercise price during the option period.

The amount of premium received or paid for an option is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period and interest rates.

There are a limited number of options contracts on securities indices and option contracts may not be available on all securities that the Growth Fund may own or seek to own.

OPTIONS ON FUTURES CONTRACTS

The Growth Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.  As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be affected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above in connection with the discussion of futures contracts.

OPTIONS ON STOCK INDEX FUTURES

Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

As an alternative to purchasing call and put options on index futures, the Growth Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

DEALER OPTIONS

The Growth Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Fund might look to an exchange’s clearing corporation to exercise exchange-traded options, if the Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Growth Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when the Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund will seek to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Growth Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The staff of the SEC takes the position that purchased dealer options are illiquid securities. The Growth Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Growth Fund will change its treatment of such instruments accordingly.

RISK FACTORS IN OPTIONS TRANSACTIONS

The successful use of the Growth Fund’s options strategies depends on the ability of the Adviser to forecast correctly interest rate and market price movements. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Adviser deems it desirable to do so. There is no assurance that the Growth Fund will be able to affect closing transactions at any particular time or at an acceptable price.

FUTURES CONTRACTS AND RELATED OPTIONS

Subject to applicable law, and unless otherwise specified in the prospectus, the Growth Fund may invest in futures contracts and related options for hedging purposes, such as to manage the effective duration of the Fund’s portfolio. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Closing out a futures contract sale is affected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Growth Fund is unable to enter into a closing transaction, the amount of the Fund’s potential loss is unlimited. The closing out of a futures contract purchase is affected by the purchaser’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss, for U.S. federal income tax purposes.

Unlike when the Growth Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of Funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Growth Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

The Growth Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions, which will operate to terminate the Fund’s position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

On February 9, 2012, the CFTC adopted amendments to its rules that, once effective, may affect the ability of a Fund to continue to claim certain exclusions from being deemed a “commodity pool operator”. A Fund that seeks to claim the exclusion after the effectiveness of the amended rules would be limited in its ability to use futures and options on futures or commodities or engage in swap transactions.   If a Fund were no longer able to claim the exclusion, the adviser would be required to register as a “commodity pool operator,” and the Fund and the adviser would be subject to regulation under the Commodity Exchange Act.

The Growth Fund’s intention to qualify as a “regulated investment company” for U.S. federal income tax purposes can limit the extent to which the Fund invests in commodity-related instruments.

TEMPORARY INVESTMENTS

The Growth Fund may, as a temporary defensive measure, invest without limitation, in short-term debt securities and money market securities with a rating of A2-P2 or higher.

In order to have funds available for redemption and investment opportunities, the Growth Fund may also hold a portion of its assets in cash or U.S. short-term money market instruments. Certificates of deposit purchased by the Growth Fund will be those of U.S. banks having total assets at the time of purchase in excess of $1 billion, and bankers’ acceptances purchased by the Growth Fund will be guaranteed by U.S. banks having total assets at the time of purchase in excess of $1 billion. The Growth Fund anticipates that not more than 10% of its total assets will be so invested or held in cash at any given time, except when the Growth Fund is in a temporary defensive posture.

INVESTMENT POLICIES SPECIFIC TO THE BOND FUND

FIXED INCOME INVESTMENTS

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Bond Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Bond Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

GOVERNMENT OBLIGATIONS

The Bond Fund may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and the Student Loan Marketing Association ("SLMA").

Certain of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the U.S Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it were not obligated to do so by law.

MASTER DEMAND NOTES

The money market instruments in which the Bond Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

MORTGAGE-BACKED SECURITIES.

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. They are, therefore, classified as derivatives. Mortgage-backed securities may be issued or guaranteed by a U.S. Government agency or instrumentality such as the GNMA, FNMA, and FHLMC, though not necessarily backed by the full faith and credit of the United States, or may be issued by private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market.  In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Bond Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Bond Fund uses an approach that the Adviser believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Bond Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

Mortgage-backed securities may be issued in the form of collateralized mortgage obligations ("CMOs") or collateralized mortgage-backed bonds ("CBOs"). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages on which payments of principal and interest are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed "pass-through" securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers), including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance, and letters of credit, may support timely payment of interest and principal of non-governmental pools. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. The Adviser considers such insurance and guarantees, as well as the creditworthiness of the issuers thereof, in determining whether a mortgage-backed security meets the Bond Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Bond Fund may buy mortgage-backed securities without insurance or guarantees, if the Adviser determines that the securities meet the Bond Fund’s quality standards. The Adviser will, consistent with the Bond Fund’s investment objectives, policies and limitations and quality standards, consider making investments in new types of mortgage-backed securities as such securities are developed and offered to investors.

The conservatorship of FNMA and FHLMC in September 2008 may adversely affect the real estate market and the value of real estate assets generally. It is unclear at this time to what extent these conservatorships will curtail the ability of FNMA and FHLMC to continue to act as the primary sources of liquidity in the residential mortgage markets, both by purchasing mortgage loans for portfolio and by guaranteeing mortgage-backed securities. A reduction in the ability of mortgage loan originators to access FNMA and FHLMC to sell their mortgage loans may adversely affect the financial condition of mortgage loan originators.  FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.    It is unclear what effect, if any, this conservatorship and any other government actions will have on the value of these securities or the creditworthiness of the issuers or guarantors.

INTERNATIONAL DOLLAR-DENOMINATED BONDS

The Bond Fund may invest in bonds, denominated in U.S. dollars, issued by foreign governments and companies. To the extent that it owns foreign bonds, the Bond Fund will generally be subject to the same risks described under "Investments in Foreign Securities." Typically, the Bond Fund will not invest more than 20% of its net assets in such bonds.

INTEREST RATE RISK

Debt securities have varying levels of sensitivity to changes in interest rates.  In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall.  Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price.  In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.

Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

CREDIT RISKS

Fixed income securities rated in the fourth classification by Moody’s (Baa) and S&P (BBB) may be purchased by the Bond Fund.  These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

EXTENSION RISK

The Bond Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected.  This may happen when there is a rise in interest rates.  These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

PREPAYMENT RISK

Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets.  Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities, for example, include both interest and a partial payment of principal.  Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates.  One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.  Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Bond Fund.

At times, some of the mortgage-backed securities in which the Bond Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Bond Fund to experience a loss equal to any unamortized premium.

INVESTMENT RESTRICTIONS

In addition to the principal investment objectives, policies and risks set forth in the Prospectus and in this Statement of Additional Information, each of the Growth Fund and the Bond Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed with respect to a Fund individually, without the vote of a majority of that Fund’s outstanding securities, as defined in the 1940 Act, as amended. Non-fundamental investment restrictions of a Fund may be changed by the Board of Trustees.

FUNDAMENTAL INVESTMENT RESTRICTIONS

As fundamental investment restrictions, the Funds will not:

        1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of a Fund’s total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer;

        2. Issue any senior securities, as defined in the 1940 Act, except as set forth in restriction number 3 below;

        3. Borrow amounts in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, a Fund may pledge or hypothecate up to 33 1/3% of the value of its total assets;

        4. Act as an underwriter of securities of other issuers, except insofar as the Trust may be technically deemed an underwriter under the federal securities laws in connection with the disposition of each Fund’s portfolio securities;

        5. Purchase or sell real estate or commodities, including oil, gas or other mineral exploration or developmental programs or commodity futures contracts (but the Funds may invest in financial futures);

        6. Make loans, in the aggregate, exceeding 33 1/3% of either Fund’s total assets or lend either Fund’s portfolio securities to broker-dealers if the loans are not fully collateralized;

        7. Invest in other registered investment companies, except as permitted by the 1940 Act;

        8. Purchase from or sell to any officer or trustee of the Trust or its Adviser any securities other than the shares of beneficial interest of either Fund; or

        9. Concentrate investments, or invest 25% or more of its assets, in any one industry.  This limitation shall not apply to securities issued or guaranteed by the U.S. Government.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Funds are each subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Trustees without shareholder approval.

        The Funds will not:

        1. Acquire securities for the purpose of exercising control over management;

        2. Invest more than 15% of its net assets in illiquid securities.  In the event that such illiquid securities comprise more than 15% of a Fund’s net assets due to appreciation or other like cause not related to direct investment, no Fund shall purchase additional portfolio securities until such time as that Fund holds 15% of net assets or less in such illiquid securities; or

        3. Purchase additional portfolio securities if borrowings exceed 10% of net assets.

Unless otherwise indicated and except for fundamental restriction No. 3 and non-fundamental restrictions No. 2 and No. 3 above, percentage limitations included in the restrictions apply at the time a Fund enters into a transaction.  Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a Fund’s net assets will not be considered in determining whether it has complied with its investment restrictions and will not compel a Fund to dispose of such security or other asset.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than sixty days after the end of each quarter/semi-annual period, the Fund may make available a complete schedule of its portfolio holdings as of the last day of the quarter/semi-annual period.  The Trust files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current.  Each filing discloses the Funds’ portfolio holdings as of the end of the applicable quarter.

Currently, the Funds make quarterly fact sheets available that show each Fund’s top ten holdings. The Funds do not selectively disclose portfolio holdings to any person.

Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication. In each case, there is a legitimate business purpose for the disclosure and the recipient is subject to a duty (which is not necessarily contractual) to keep the information confidential.  A recipient’s duty to keep information confidential may not, in all cases, include a duty to refrain from trading based on the information.  However, service providers typically maintain internal policies and procedures, including Codes of Ethics, which prohibit trading based on client information.

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The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolios, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, portfolio managers may also release and discuss certain portfolio holdings with various broker-dealers. In such circumstances, the portfolio manager discloses only such information as is required for the limited purpose for which the broker-dealer is being consulted.  The Adviser generally relies on the broker-dealer’s internal policies and procedures, including Codes of Ethics, to impose upon the broker-dealer a duty of confidentiality and prohibition against trading based on the information.  The Adviser does not have any ongoing arrangements in place to provide information regarding portfolio holdings.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

The Bank of New York Mellon.  The Bank of New York Mellon is custodian for the Funds; therefore, its personnel and agents have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

Rating Agencies.  Morningstar, Lipper and other mutual fund rating agencies may also receive the Funds’ full portfolio holdings, generally quarterly on a 60-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Other than as described above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person.  Although disclosures to persons other than those described above are not anticipated, the President of the Funds may authorize disclosure of the Funds’ portfolio securities in extraordinary cases.  Any such disclosures will be reported to the Board on a periodic basis. Neither the Funds nor any other person will receive any compensation or other consideration in return for the disclosure of portfolio holdings information.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

TRUSTEES AND EXECUTIVE OFFICERS

The Role of the Board of Trustees.  The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers to the Trust.  The Adviser and the Funds’ administrator are responsible for the day-to-day management and administration of the Trust.  The Board formulates the general policies of each Fund and meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Funds.  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Massachusetts in this regard.

Board Structure and Leadership. The Board consists of five Trustees, four of whom, including the Chairman of the Board, are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). As noted above, the Trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with service providers for the Funds and review the Funds’ performance.  The Board also has an Audit Committee, a Nominating Committee, and a Special Proxy Voting Committee, each of which is composed exclusively of all of the Independent Trustees.

The Board also completes an annual self-assessment.  The self-assessment is wide ranging and includes review of the Board’s leadership and committee structure. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given all relevant considerations. These considerations include: (i) the Adviser’s role in the operation of the Funds’ business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; and (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of the Funds.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion.  The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee other than Mr. Arsenault, his status as being an Independent Trustee.  In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee: Mr. Redeker, significant experience serving as a President of a company; Mr. Coughlan, significant senior executive experience in the investment banking industry; Mr. Grossi, significant experience as a senior executive of a company; Mr. Olsen, significant financial accounting and reporting experience; and Mr. Arsenault, significant experience and senior executive service in the investment management and trust banking industries.  References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Funds’ risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Funds. For example, the Adviser is primarily responsible for management of the Funds’ investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its Audit Committee addresses aspects of risk oversight. In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Adviser, including regarding the Funds’ investment portfolios, the Funds’ compliance with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Funds’ internal compliance policies and procedures, and meets with the Funds’ Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Funds. The Board also meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including its investment risks.

The names of the Trustees are listed below along with a description of their principal occupations over at least the last five years.  Unless otherwise noted, the address of each Trustee and Officer is:  c/o Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, New York 11788.

The following table provides information regarding each Independent Trustee:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustees
Alan E. Redeker Age: 68	Chairman of the Board and Trustee	Since 11/30/00 (Chairman since 4/28/09)	Member, Redeker Management Consulting, LLC (formerly Independent Consultant dba Redeker Management Consulting) (2005 – Present); President, Glens Falls Lehigh Cement Company (1999- 2005)	2	None
George R. Coughlan, III Age: 74	Trustee	Since 1/3/01	Retired; Vice President and Branch Manager, Smith Barney (1974-1998)	2	None
Joseph M. Grossi Age: 72	Trustee	Since 2/27/01	Retired; General Manager -Northeast Region, Niagara Mohawk (Gas & Electric Utility Co.) (1964-1999)	2	None
John C. Olsen Age: 57	Trustee	Since 2/3/04	CPA, Partner of Bonadio & Co., LLP (2008-Present); Shareholder of Dorfman-Robbie, CPA PC (1978– 2008). (Dorfman-Robbie CPA PC merged with Bonadio & Co., LLP effective 10/1/08).	2	None

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustees
John E. Arsenault ** Age: 65	Trustee	Since 7/24/09	Retired; President, North Country Investment Advisers, Inc. (2000-2011); Retired Executive Vice President & Head of the Trust and Investment Group, Glens Falls National Bank (1997-2009)	2	None

* Each Trustee serves an indefinite term until his successor, if any, is duly elected and qualified.

* *Mr. Arsenault is an “interested person” because prior to May 1, 2011 he was  an officer of the Adviser.

The following table provides information regarding Principal Officers who are not Trustees:

Name, Address and Age	Position(s) Held with the Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held By Trustees
James Colantino Age: 42	President	Since 1/24/12	Treasurer (2006-2012), North Country Funds; Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	None
Michael J. Wagner Age: 61	Chief Compliance Officer	Since 7/25/06

President (2006 - Present); Senior Vice President (2004-2006); Chief Operating Officer (since 2004), Northern Lights  Compliance Services, LLC.

President (2003-2006), The North Country Funds.

Vice President and Chief Operating Officer (2004-Present), GemCom, LLC.

President and Chief Operating Officer (2003-2006); Sr. Vice President (1998-2004), Gemini Fund Services, LLC.

				N/A	None
Harris Cohen Age: 30	Treasurer	Since 1/24/12	Manager of Fund Administration (2011-Present); Senior Fund Administrator (2005-2011); Fund Accountant (2004-2005), Gemini Fund Services, LLC.	N/A	None
Charles J. Herrick Age: 63	Vice President and AML Compliance Officer	Since 1/27/09	Vice President/BSA Officer (2007 -Present); Vice President of Operations (2002-2007), Glens Falls National Bank & Trust Co.	N/A	None
Rose Anne Casaburri Age: 60	Secretary	Since 10/23/01	Chief Paralegal, Gemini Fund Services, LLC. (2001-present).	N/A	None

      * Officers of the Trust are elected annually.

For interested trustees and officers, positions held with affiliated persons or the principal underwriter of the Trust are listed in the following table:

NAME	POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL UNDERWRITER OF THE FUNDS

John E. Arsenault	North Country Investment Advisers, Inc., Retired President (2000-2011) Glens Falls National Bank & Trust Company, Retired Executive Vice President and Head of the Trust & Investment Group (1997-2009)
Charles J. Herrick	Glens Falls National Bank & Trust Company, Vice President and BSA Officer

BOARD COMMITTEES

The Audit Committee, Nominating Committee and Special Proxy Voting Committee of the Board are composed of each of the Independent Trustees (Messrs. Alan E. Redeker, Joseph M. Grossi, George R. Coughlan, III and John C. Olsen).  Mr. Olsen  acts as the chairperson of the Audit Committee and Mr. Coughlan acts as the chairperson of the Nominating Committee.  The Audit Committee oversees each Fund’s financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public accountants.  The Audit Committee met two times during the fiscal year ended November 30, 2011.  The Nominating Committee recommends candidates for appointment or election to serve as Trustees of the Trust.   The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s investment adviser (see Proxy Voting Policy and Procedures below).  During the fiscal year ended November 30, 2011, the Nominating Committee and the Special Proxy Voting Committee did not meet.

PROXY VOTING POLICY AND PROCEDURES

The Board has established a Special Proxy Voting Committee (the “Committee”), which is exclusively composed of all of the Independent Trustees of the Trust, and has adopted a written Special Proxy Voting Committee Charter (“Voting Committee Charter”).  The purpose of the Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s adviser.  Because authority for routine proxy voting for securities held by the Trust has been delegated to the Trust’s adviser by the Board, votes referred to the Committee by the adviser shall be limited to those identified by the adviser under its proxy voting policy to both (i) involve a conflict of interest of the adviser, and (ii) to be impractical and inappropriate to resolve by following the voting recommendation of an independent firm.  In discharging its duties, the Committee considers only the best interests of the Trust’s shareholders, as represented by actions believed in good faith to maximize the value of the concern whose shares are being voted.  To carry out its purpose, the Committee has the power to retain independent fiduciaries, consultants, or professionals at the expense of the appropriate Fund(s) of the Trust and/or to delegate voting powers to such fiduciaries, consultants, or professionals.  The Committee also has the power to request that the Trust’s adviser provide information and access to its staff with respect to the nature of the proxy vote referred to it, the nature of the conflict of the adviser, and the analysis of the adviser.  A simple majority of members shall constitute a quorum and actions may be taken by a majority vote at any meeting at which a quorum is present. All actions taken by the Committee are required to be reported to the Board no later than at the Board’s next regularly scheduled quarterly meeting.  The full Board retains overall responsibility for the Trust’s proxy voting policies and practices and will annually review formally these matters, including the continued appropriateness of (i) the delegation of routine proxy matters to the adviser, and (ii) the Committee and the Voting Committee Charter.

More information. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge upon request by calling toll-free, 1-888-350-2990, or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-888-350-2990 and will be sent within three business days of receipt of a request.

SHARE OWNERSHIP IN FUND

The following table shows each Trustee’s ownership in securities of the Growth Fund and the Bond Fund as of the calendar year ended December 31, 2011:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE GROWTH FUND AND THE BOND FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND FAMILY
Disinterested Trustees:
George R. Coughlan, III	$50,001-$100,000 (Growth Fund) $1-$10,000 (Bond Fund)	$50,001-$100,000
Joseph M. Grossi	$1-$10,000 (Growth Fund) $1-$10,000 (Bond Fund)	$1-$10,000
Alan E. Redeker	Over $100,000 (Growth Fund)	Over $100,000
John C. Olsen	$10,001-$50,000 (Growth Fund)	$10,001-$50,000
Interested Trustee:
John E. Arsenault	Over $100,000 (Growth Fund) $50,001-$100,000 (Bond Fund)	Over $100,000

COMPENSATION

For their service as Trustees of the Trust, the Trustees are entitled to receive an aggregate fee of $2,000 per year and $500 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.  None of the executive officers receive compensation from the Funds.  The following table provides the amount of compensation paid to the Trustees during the fiscal year ended November 30, 2011:

NAME AND POSITION	AGGREGATE COMPENSATION FROM FUNDS	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM FUND AND FUND COMPLEX PAID TO TRUSTEES
John E. Arsenault *	$2,243.67 (Growth Fund) $ 1,756.33 (Bond Fund)	None	None	$4,000
Alan E. Redeker	$2,808.39 (Growth Fund) $2,191.61 (Bond Fund)	None	None	$5,000
George R. Coughlan, III	$2,808.39 (Growth Fund) $ 2,191.61 (Bond Fund)	None	None	$5,000
Joseph M. Grossi	$2,808.39 (Growth Fund) $2,191.61 (Bond Fund)	None	None	$5,000
John C. Olsen	$ 2,253.88 (Growth Fund) $1,746.12 (Bond Fund)	None	None	$4,000

* Mr. Arsenault, an “interested person” as defined under the 1940 Act, is compensated for serving as a Trustee.

PORTFOLIO TURNOVER

In order to qualify for the beneficial tax treatment afforded regulated investment companies, and to be relieved of Federal tax liabilities, the Funds must distribute substantially all of their net income to shareholders generally on an annual basis. Thus, the Funds may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order to satisfy the distribution requirement. The Funds do not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held.

For the fiscal year ended November 30, 2010, the portfolio turnover rates for the Growth Fund and the Bond Fund were 69% and 55%, respectively. For the fiscal year ended November 30, 2011, the portfolio turnover rates for the Growth Fund and the Bond Fund were 63% and 32%, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of March 1, 2012, Glens Falls National Bank and Trust company had investment authority with respect to more than 50% of the outstanding shares of each of the Equity Fund and Bond Fund. Therefore, Glens Falls National Bank and Trust Company may be deemed to control each Fund. Any investor owning or controlling more than 50% of the value of the outstanding shares of a Fund may take actions without the approval of any other investor who invests in the Fund. As of March 1, 2012, the following persons owned 5% or more of the applicable Fund:

GROWTH FUND
NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
Arrow Financial Corp. Pension Plan 250 Glen Street Glens Falls, NY 12801	14.29%	Beneficial
BOND FUND
NAME AND ADDRESS	PERCENTAGE OWNED	TYPE OF OWNERSHIP
Arrow Financial Corp. Pension Plan 250 Glen Street Glens Falls, NY 12801	6.82%	Beneficial

As of March 1, 2012, the Trustees and officers, as a group, beneficially owned less than 1% of the Growth Fund and the Bond Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

THE ADVISER

North Country Investment Advisers, Inc. (the "Adviser") has been retained under an Investment Advisory Agreement with the Trust, on behalf of each Fund, to serve as the investment adviser to each Fund, subject to the authority of the Board. The Adviser is registered as an investment adviser with the SEC. The address of the Adviser is 250 Glen Street, Glens Falls, New York 12801.

Under the terms of the Investment Advisory Agreement, the Adviser conducts investment research and management for each Fund and is responsible for the purchase and sale of securities for each Fund’s portfolio. The Adviser provides each Fund with investment advice, supervises each Fund’s management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary office space, equipment and clerical personnel for servicing the investments of each Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser. To compensate the Adviser for its services, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Growth Fund and Bond Fund, respectively. In the past, the Adviser voluntarily waived its advisory fee or, if necessary, reimbursed the Funds, if and to the extent that the total annual operating expense ratio (excluding brokerage commission, taxes and extraordinary expenses) exceeded 1.10% and 1.10% of the average daily net assets of the Growth Fund and Bond Fund, respectively. Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed, but no reimbursement payment will be made by a Fund if it would result in the Fund exceeding the voluntary expense limitation described above. In the event that future costs are ever incurred that could be recovered under the expense limitation, the Adviser has agreed to recover costs only for a period of three years from the date the costs are incurred. For the fiscal year ended November 30, 2009, the Adviser received advisory fees of $754,952 from the Growth Fund and $449,701 from the Bond Fund.  For the fiscal year ended November 30, 2009, there were no fee waivers or expense reimbursements paid by the Adviser to either the Growth Fund or the Bond Fund.  As of November 30, 2009, there were no fee waivers subject to recapture by the Adviser.   For the fiscal year ended November 30, 2010, the Adviser received advisory fees of $741,237 from the Growth Fund and $430,648 from the Bond Fund.  For the fiscal year ended November 30, 2010, there were no fee waivers or expense reimbursements paid by the Adviser to either the Growth Fund or the Bond Fund.  As of November 30, 2010, there were no fee waivers subject to recapture by the Adviser. For the fiscal year ended November 30, 2011, the Adviser received advisory fees of $660,653 from the Growth Fund and $344,970 from the Bond Fund.  For the fiscal year ended November 30, 2011, there were no fee waivers or expense reimbursements paid by the Adviser to either the Growth Fund or the Bond Fund.  As of November 30, 2011, there were no fee waivers subject to recapture by the Adviser.

Under the terms of the Investment Advisory Agreement, the Adviser is obligated to manage each Fund in accordance with applicable laws and regulations of the SEC regarding investment companies and investment advisers. In accordance with these regulations, the Adviser will not invest the Funds’ assets in stock or obligations of, or property acquired from, the Adviser, its affiliates or directors, officers or employees, and assets of the Funds will not be sold or transferred, by loan or otherwise, to the Adviser or persons connected with the Adviser as described above.  The Investment Advisory Agreement remains in effect initially for a two year term and continues in effect thereafter with respect to a Fund only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Funds (as defined in the 1940 Act) and, in either case, by a majority of the Trustees who are not interested persons of the Trust or the Adviser. The Investment Advisory Agreement provides that the Adviser shall not be liable to a Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Funds or by either party upon 60 days’ written notice. No person other than the Adviser regularly furnishes advice to the Funds with respect to the desirability of a Fund’s investing in, purchasing or selling securities.

CODE OF ETHICS

The Board has determined that the personnel of the Trust may engage in personal trading in compliance with general fiduciary principles that are incorporated into the Trust’s Code of Ethics. This Code of Ethics substantially complies in all respects with Rule 17j-1 under the 1940 Act. It is noted that under the Code: (1) the independent Trustees of the Trust are not required to pre-clear personal securities transactions, and (2) the independent Trustees need not report transactions where they were not provided with information about the portfolio transactions contemplated for a Fund or executed for a Fund for a period of 15 days before and after such transactions.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

Gemini Fund Services, LLC ("GFS"), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to a combined Fund Services Agreement effective February 1, 2010 (the “Agreement”)  with the Trust on behalf of the Funds,  GFS provides all administrative, fund accounting and transfer and dividend disbursing agency services necessary for the Funds, subject to the supervision of the Trust’s Board, which includes providing persons to serve as officers of the Trust. Such officers may be directors, officers or employees of the Administrator or its affiliates.  Prior to February 1, 2010 such services were provided under two separate agreements, an Administration & Fund Accounting Services Agreement (the “Prior Administration & Fund Accounting Agreement”) and a Transfer Agency Service Agreement (the “Prior Transfer Agency Agreement”).

The Agreement is terminable by the Board of the Trust or GFS on ninety days’ written notice and may not be assigned by the Trust without prior written consent of GFS. The Agreement will be in effect for one year from February 1, 2011, and is subject to annual approval of the Board for one-year periods thereafter. The Agreement provides that in the absence of willful misconduct, bad faith or negligence on the part of the Administrator or reckless disregard of its obligations there under, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

ADMINISTRATION SERVICES

Under the Agreement, GFS provides facilitating administrative services, including, among other things: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) monitoring the performance of administrative and professional services to the Funds by others, including each Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement,  Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the  Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of  the Funds and/or their shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus. For the services rendered to the Funds for such administrative services under the Agreement, each Fund pays GFS a fee equal to the greater of a $40,000 minimum fee, or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million.  The Funds also pay GFS for certain other additional expenses and out-of-pocket expenses.

FUND ACCOUNTING SERVICES

GFS,  pursuant to the Agreement, provides the Funds  with accounting services, including, among other things: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of shares outstanding and other data with the transfer agent;  (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances  between the Funds’ custodian and Adviser; and (vi) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.  For the services rendered to the Funds for such fund accounting services each Fund pays GFS an annual fee of $27,000, plus 0.02% on net assets of $25 million to $100,000 million and 0.01% on net assets greater than $100 million.  The Funds also pay GFS for certain other additional expenses and out-of-pocket expenses.

For the services rendered to the Funds by the Administrator under the Prior Administration & Fund Accounting Agreement prior to February 1, 2010, each Fund paid the Administrator the greater of a monthly minimum fee based on the Funds’ prior month’s average daily net assets under $5 million, $3,500; from $5 million to $10 million, $4,000; from $10 million to $25 million, $5,000; from $25 million to $35 million, $6,250; from $35 million to $50 million, $7,083 and from $50 million on, $7,500 or 1/12th of 0.15% on the first $75 million of average monthly net assets, plus 1/12 of 0.10% of the next $75 million of average monthly net assets, plus 1/12 of 0.07% of average monthly net assets over $150 million. In addition, each Fund paid the Administrator for any out-of-pocket expenses.

For the fiscal year ended November 30, 2009, the Growth Fund and the Bond Fund incurred administration fees of $148,832and $141,637, respectively. For the fiscal year ended November 30, 2010, the Growth Fund and the Bond Fund incurred administration and fund accounting fees of $144,062 and $138,597, respectively. For the fiscal year ended November 30, 2011, the Growth Fund and the Bond Fund incurred administration and fund accounting fees of $134,451 and $115,470, respectively.

TRANSFER AGENT SERVICES

Under the Agreement, GFS acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds. In this capacity, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  For the services rendered to the Funds under the Agreement, each Fund pays GFS an annual fee equal to the greater of $18,000 per share class or $16.00 per open account per share class and $2.00 for closed accounts, plus transactional charges.  For rendering such transfer and dividend agency services under the Prior Transfer agency Agreement prior to February 1, 2010, GFS received a monthly fee, subject to certain minimums, based on an annual per account rate of $10 from the Growth Fund and $13 from the Bond Fund for open accounts and $2 for closed accounts, plus transactional charges.  The Funds also paid and continues to pay GFS for any out-of-pocket expenses.  For the fiscal year ended November 30, 2009, the Growth Fund and the Bond Fund incurred transfer agency fees of $32,098 and $29,181, respectively. For the fiscal year ended November 30, 2010, the Growth Fund and the Bond Fund incurred transfer agency fees of $33,676 and $33,723, respectively. For the fiscal year ended November 30, 2011, the Growth Fund and the Bond Fund incurred transfer agency fees of $36,548 and $37,316, respectively. GFS’s transfer agency business is located at 4020 South 147th Street, Omaha, NE 68137.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon (the "Custodian"), located at One Wall Street, 25th Floor, New York, NY 10286, serves as custodian for each Fund’s cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of either Fund.  SI Trust Servicing (“SI”), located at 80 West Street, Suite 201, Rutland VT 05701, provides custody administration services to the Funds.  SI pays GFS a monthly fee for processing expense payments on behalf of the Funds.

DISTRIBUTOR

Northern Lights Distributors, LLC ("the Distributor"), an affiliate of GFS, has entered into a distribution agreement with the Trust to serve as the principal underwriter for each Fund and the distributor for each Fund’s shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement described above. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933. The address of the Distributor is 4020 South 147th Street, Omaha, NE 68137.

OTHER EXPENSES

The Funds each pay certain operating expenses that are not assumed by the Adviser, the Administrator or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator and the Transfer Agent, are deducted from the income of each Fund, respectively, before dividends are paid. These expenses include, but are not limited to, organizational costs and expenses of officers and Trustees who are not affiliated with the Adviser, the Administrator or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Funds and their shares for distribution under federal and various state securities laws, the expenses of reports to shareholders, shareholders’ meetings and proxy solicitations.

PORTFOLIO MANAGERS

Mr. Michael S. Dier is the portfolio manager of the Growth Fund and, until March 1, 2003, was the portfolio manager of the Bond Fund. Mr. Dier is responsible for the day-to-day management of the Growth Fund. As of November 30, 2011, Mr. Dier was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	1	$85,730,159	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	64	$114,014,319	0	0

.

Mr. Dier is compensated for his services by the Adviser and Glens Falls National Bank & Trust Company (“GFNB”). Mr. Dier’s compensation consists of a fixed salary and an annual bonus based on the financial performance of Arrow Financial Corporation, the parent holding company of the Adviser and GFNB.  His compensation is not based on the Fund’s pre- or after-tax performance nor is it based on the value of assets held in the Fund.

Mr. Peter M. Capozzola, CFA, is the portfolio manager of the Bond Fund. Mr. Capozzola is responsible for the day-to-day management of the Bond Fund. As of November 30, 2011, Mr. Capozzola was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	1	$59,854,584	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	126	$127,475,820	0	0

Mr. Capozzola is compensated for his services by the Adviser and GFNB. Mr. Capozzola’s compensation consists of a fixed salary and an annual bonus based on the financial performance of Arrow Financial Corporation, the parent holding company of the Adviser and GFNB.  His compensation is not based on the Fund’s pre- or after-tax performance nor is it based on the value of assets held in the Fund.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of November 30, 2011.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds
Michael S. Dier	Equity Growth Fund - $$1 - $10,000; Bond Fund - None
Peter M. Capozzola	Equity Growth Fund – None; Bond Fund $1 – $10,000

The Adviser is a wholly-owned subsidiary of GFNB, a federally chartered commercial bank located in Glens Falls, New York.  The Adviser shares personnel and resources with the Trust Department of GFNB which presents the possibility of conflicts between the Adviser’s actions on behalf of the Funds and GFNB’s actions on behalf of its Trust clients.  The Adviser and GFNB have implemented procedures to identify situations where conflicts may occur and to prevent preference being shown to one group of investors over another.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

Each Fund’s assets are invested by the Adviser in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of a Fund.

In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board may issue from time to time. The Adviser will select broker-dealers to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

Fixed income and debt securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.  Because broker-dealers profit through realization of the spread, they do not charge a brokerage commission of the type discussed below.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Funds paid the following brokerage commissions for the indicated fiscal years:

	Fiscal Year Ended 11/30/09	Fiscal Year Ended 11/30/10	Fiscal Year Ended 11/30/11
Growth Fund	$13,539	$35,909	$25,247
Bond Fund	$0	$0	$0

“Soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow the Adviser to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Funds at this time pay no brokerage commissions under soft dollar arrangements.

TAXATION

In General

Each of the Funds intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, a Fund will not be subject to U.S. federal income tax on income and gains that it distributes in a timely manner to shareholders in the form of dividends.

To qualify as a regulated investment company, a Fund must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of a Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of a Fund’s total assets is invested (1) in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same of similar trades or businesses or related trades or businesses, or (2) in the securities of one or more QPTPs; and

(c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid–generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such taxable year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, 100% of the net income derived from an interest in a QPTP (a partnership the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2).  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP.  Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.  In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund were to fail to meet the tests described in paragraphs (a), (b) and (c) above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets.  If a Fund were ineligible to or otherwise did not cure such a failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company that is accorded special tax treatment under Subchapter M of the Code for such year, then it would be required to pay taxes on its income and realized capital gains, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders.  In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.  Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below).  In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year (or later if a Fund is permitted to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 (or later if a Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year.  A Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.  A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.  Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income.  Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years.  Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.  If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses.  This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.  In addition, under Code sections 382 and 383, if a Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs.  In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Under the Code, distributions are taxable to shareholders whether received in cash or reinvested in additional shares. Shareholders will generally be subject to income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that a Fund owned for one year or less, except as described below with respect to “qualified dividend income.”  Distributions that are attributable to the excess of a Fund’s net long-term capital gains over net short-term capital losses and that are properly reported as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Long-term gains are generally those derived from securities held by a Fund for more than one year.  For U.S. federal income tax purposes, any distribution that is paid in January but that was declared by the Fund in October, November or December of the prior calendar year is taxable as if you received it on December 31 of the prior calendar year.

For taxable years beginning on or before December 31, 2012, the maximum tax rate on long-term capital gains of noncorporate investors has been reduced to 15%.  Also for taxable years beginning on or before December 31, 2012, “qualified dividend income” received by certain noncorporate shareholders is taxed at the rates applicable to long-term capital gains.  These reduced rates and the special tax treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. The North Country Intermediate Bond Fund does not expect a significant portion of its distributions to be qualified dividend income.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income.

As noted above, the special tax treatment of qualified dividend income applies only to taxable years beginning before January 1, 2013, unless Congress enacts tax legislation providing otherwise.

A portion of dividends from the Funds also may be eligible for the dividends-received deduction allowed to corporations, to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).   The North Country Intermediate Bond Fund does not expect a significant portion of its distributions to be eligible for the corporate dividends-received deduction.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

In addition, for taxable years beginning on or after January 1, 2013, Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates over certain threshold amounts.  For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares.  Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.  Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions are taxable as described herein whether shareholders receive them in cash or reinvest them in additional shares. As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year. If shareholders are not subject to tax on income, such shareholders generally will not be required to pay tax on these amounts.

Redemptions and Exchanges of Fund Shares

Any gain or loss realized from redemption or exchange of Fund shares held for more than one year generally will be treated as long-term capital gain or loss.  Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, if you realize a loss on the sale of Fund shares held for six months or less, your loss is characterized as long-term to the extent of any long-term capital gain distributions you received with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged.  See the Funds’ Prospectus for more information.

Backup Withholding

Each Fund may be required to withhold U.S. Federal income tax (“backup withholding”) from certain payments to shareholders, generally redemption proceeds and payments of dividends and distributions.  Backup withholding may be required for shareholders who: (i) fail to provide a Fund with their correct taxpayer identification number,(ii) have under-reported certain income, (iii) fail to make required certifications, or (iv) who have been notified by the IRS that they are subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2012, after which the rate will increase to 31% absent legislation by Congress providing otherwise. Backup withholding is not an additional tax.  Any such withheld amounts may be credited against the shareholder’s U.S. Federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Consequences of Certain Investments by the Funds

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount.  Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having "market discount."  Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation.  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price).  A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.  The rate at which OID or acquisition discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain dividend than if the Fund had not held such securities.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations ("CMOs") with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools ("TMPs").  Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income.

Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions.  Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.  Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company.  This tax cannot be eliminated by making distributions to Fund shareholders.  However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC ’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC.  A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation.  Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”  Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund’s transactions in derivative instruments (e.g., options, futures, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, or cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing, and/or character of distributions to shareholders. Because these and other  tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

A Fund’s investments in commodity-linked instruments, if any, can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify.  Income and gains from certain commodity-linked instruments does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Fund level.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities,  are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income, if any. If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund.  This will decrease the Fund’s yield on securities subject to such taxes.

Tax-Exempt Shareholders

 Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company.  Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.  Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.  Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.”  Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Non-U.S. Investors

Foreign investors in the Fund should consult their tax advisers with respect to applicable tax considerations.

Other Reporting and Withholding Requirements

Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons.  Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment.  Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued preliminary guidance with respect to these rules; this guidance is potentially subject to material change.  Very generally, it is possible that all or a portion of a distribution made by the Fund to a shareholder on or after the dates noted above (or such later dates as may be provided in future guidance), including a distribution in redemption of shares, will be treated as a withholdable payment subject to withholding. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder timely enters into and complies with an agreement with the IRS, qualifies for an exception from entering into such an agreement or otherwise complies with applicable guidance. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to their direct and indirect owners, as the Fund requires to comply with these rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.

Tax Shelter Reporting Regulations.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The information above is only a summary of some of the tax considerations generally affecting the Funds and their shareholders. No attempt has been made to discuss individual tax consequences. To determine whether either of the Funds is a suitable investment based on their tax situation, prospective investors should consult their tax advisor for more information, including possible foreign, state and local taxes.

VOTING AND OWNERSHIP OF SHARES

Each share of each Fund has one vote in the election of Trustees. Cumulative voting is not authorized for either Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Funds and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

PURCHASE OF SHARES

Shares of a Fund may be purchased at the net asset value per share next determined after receipt of an order by the Fund’s Transfer Agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The minimum initial investment in each Fund is $1,000 (except for individual retirement accounts for which the minimum initial investment is $500) and the minimum subsequent investment for all accounts is $100.

REDEMPTION OF SHARES

Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits, provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b) or (c) exist.

Shareholders who purchased shares through a broker-dealer may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder’s Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $50,000 or more, a Medallion Signature Guarantee must be provided from an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a Medallion Signature Guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a Medallion Signature Guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder’s address of record. Share purchases and redemptions are governed by Massachusetts law.

FREQUENT PURCHASES AND REDEMPTIONS OF  FUND SHARES

The Funds discourage frequent trading and do not have in place any arrangements to permit any person to engage in frequent trading in the Funds.

DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared as dividends and paid annually for the Growth Fund and monthly for the Bond Fund. Substantially all the realized net capital gains for each Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.

Distributions from each Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE

The method for determining each Fund’s net asset value is summarized in the Prospectus in the text following the heading "WHEN AND HOW NAV IS DETERMINED". The net asset value of a Fund’s shares is determined as of the close of trading (generally 4:00 p.m.) on each day on which the New York Stock Exchange (the “NYSE”) is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the Trust, including the issuance of shares of beneficial interest of each Fund, are passed upon by Ropes & Gray LLP, One Metro Center, 700 12th Street NW, Suite 900, Washington, D.C. 20005. Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145 has been selected as Independent Registered Public  Accounting Firm for each Fund.

OTHER INFORMATION

The Trust has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of either Fund or the Adviser by the SEC.

For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

FINANCIAL STATEMENTS

The financial statements and independent auditors’ report for the fiscal year ended November 30, 2011 required to be included in the Statement of Additional Information are hereby incorporated by reference.  A copy of the Funds’ Annual Report may be requested, free of charge, by calling the Funds at (888) 350-2990.